                                                                     Exhibit 4.2

                      PLEDGE AND GENERAL SECURITY AGREEMENT

          THIS PLEDGE AND GENERAL SECURITY AGREEMENT (this "Agreement") dated as of April 23, 2002, entered into between Bluestreak Digital, Inc., as Debtor (the "Debtor") and HSBC Bank USA, in its capacity as trustee under the Indenture referred to below, as collateral agent and secured party (the "Secured Party"), sets forth the agreement pursuant to which the Debtor pledges, assigns its interest in and grants a first priority security interest and first general lien in and upon the collateral described herein as security for its payment and performance of its respective Obligations under that certain Indenture (the "Indenture"), dated the date hereof, entered into by Debtor, Secured Party and Globix Corporation, as Issuer.

          WHEREAS, Debtor is a Subsidiary Guarantor under the Indenture;

          WHEREAS, it is a condition to the obligation of the Holders (as defined in the Indenture) to purchase the Securities issued pursuant to the Indenture that the Debtor execute this Agreement in favor of the Secured Party; and

          WHEREAS, this Agreement constitutes a Security Document as defined and described in the Indenture.

          NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   Definitions.
          -----------

          1.1 Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Indenture. To the extent that any terms or concepts defined or used herein are defined or used in the UCC, such terms or concepts shall be interpreted for purposes hereof in a manner that is consistent with such definition or use in the UCC.

          1.2 The following terms shall have the meanings set forth below:

          "Account" has the meaning given such term in Section 9-102(a)(2) of
           -------
the UCC.

          "Account Debtor" has the meaning given such term in Section
           --------------
9-102(a)(3) of the UCC.

          "Certificate of Title" has the meaning given such term in Section
           --------------------
9-102(a)(10) of the UCC.

          "Certificated Security" has the meaning given such term in Section
           ---------------------
8-102(a)(4) of the UCC.

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          "Chattel Paper" has the meaning given such term in Section
           -------------
9-102(a)(11) of the UCC.

          "Collateral" shall mean all right, title and interest of the Debtor in
           ----------
and to all of the following property of the Debtor, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence:

          (i) Accounts;

          (ii) Chattel Paper and rights to receive monies included thereby;

          (iii) Commercial Tort Claims;

          (iv) Deposit Accounts;

          (v) Documents;

          (vi) Equity Collateral;

          (vii) General Intangibles, including, but not limited to, Intellectual Property;

          (viii) Goods, including, but not limited to, Inventory and Equipment;

          (ix) Instruments and rights to receive monies included thereby;

          (x) Investment Property, including, but not limited to, Commodity Accounts and Commodity Contracts;

          (xi) Letter-of-Credit Rights;

          (xii) Notes;

          (xiii) other tangible and intangible personal property and Fixtures of the Debtor;

          (xiv) to the extent related to any property described in the clauses
(i) through (xiii), all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Debtor or any computer service company from time to time acting for the Debtor; and

          (xv) cash and non-cash Proceeds of any and all of the foregoing.

          "Commercial Tort Claim" has the meaning given such term in Section
           ---------------------
9-102(a)(13) of the UCC.

          "Commodity Account" has the meaning given such term in Section
           -----------------
9-102(a)(14) of the UCC.

          "Commodity Account Control Agreement" shall mean an agreement
           -----------------------------------
substantially in the form of Exhibit C.

          "Commodity Contract" has the meaning given such term in Section
           ------------------
9-102(a)(15) of the UCC.

          "Commodity Intermediary" has the meaning given such term in Section
           ----------------------
9-102(a)(17) of the UCC.

          "Copyright License" shall mean any agreement now or hereafter in
           -----------------
existence granting to the Debtor, or pursuant to which the Debtor grants to any other person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any works in which a Copyright is in existence or may come into existence.

          "Copyright Security Agreement" shall mean a Copyright Security
           ----------------------------
Agreement substantially in the form of Exhibit D, executed and delivered by the Debtor in favor of the Secured Party, as amended from time to time.

          "Copyrights" shall mean all of the following (i) all copyrights under
           ----------
the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office or any similar office or agency in any other country, including, without limitation, those described in Schedule 1 to any Copyright Security Agreement, (ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

          "Deposit Account" has the meaning given such term in Section
           ---------------
9-102(a)(29) of the UCC.

          "Deposit Account Control Agreement" shall mean an agreement
           ---------------------------------
substantially in the form of Exhibit A.

          "Disclosure Schedule" shall mean the schedule attached hereto as
           -------------------
Schedule 4.

          "Documents" has the meaning given such term in Section 9-102(a)(30) of
           ---------
the UCC.

          "Entitlement Holder" has the meaning given such term in Section
           ------------------
8-102(a)(7) of the UCC.

          "Entitlement Order" has the meaning given such term in Section
           -----------------
8-102(a)(8) of the UCC.

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          "Equipment" has the meaning given such term in Section 9-102(a)(33) of
           ---------
the UCC.

          "Equity Collateral" shall mean Pledged Equity and Pledged Equity
           -----------------
Proceeds.

          "Event of Default" shall have the meaning specified in Section 16 of
           ----------------
this Agreement.

          "Financial Asset" has the meaning given such term in Section
           ---------------
8-102(a)(9) of the UCC.

          "Fixtures" has the meaning given such term in Section 9-102(a)(41) of
           --------
the UCC.

          "General Intangibles" has the meaning given such term in Section
           -------------------
9-102(a)(42) of the UCC.

          "Goods" has the meaning given such term in Section 9-102(a)(44) of the
           -----
UCC, and shall include Motor Vehicles.

          "Instruments" has the meaning given such term in Section 9-102(a)(47)
           -----------
of the UCC.

          "Intellectual Property" shall mean, collectively, all Copyrights,
           ---------------------
Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses, together with all rights in or under any of the foregoing.

          "Intellectual Property Security Agreement" shall mean any Copyright
           ----------------------------------------
Security Agreement, Patent Security Agreement or Trademark Security Agreement.

          "Inventory" has the meaning given such term in Section 9-102(a)(48) of
           ---------
the UCC.

          "Investment Property" has the meaning given such term in 9-102(a)(49)
           -------------------
of the UCC.

          "Letter-of-Credit Right" has the meaning given such term in Section
           ----------------------
9-102(a)(51) of the UCC.

          "Lien" shall mean a pledge, assignment, lien, charge, mortgage,
           ----
encumbrance or other security interest obtained under this Agreement or under any other agreement or instrument with respect to any present or future assets, property, contract rights or revenues in order to secure the payment of indebtedness of the party referred to in the context in which the term is used.

          "Motor Vehicles" shall mean motor vehicles, tractors, trailers and
           --------------
other like property, whether or not the title thereto is governed by a certificate of title or ownership.

          "Notes" shall mean all Securities, Promissory Notes or other debt
           -----
instruments (including, without limitation, bonds and debentures of any nature whatsoever) from time to time issued to, or held by, the Debtor.

          "Obligations" has the meaning given such term in the Indenture
           -----------
together with any and all sums advanced by the Secured Party in order to preserve the Collateral or preserve its Lien and security interest in the Collateral and the Debtor's obligations set forth in Section 23 hereof.

          "Patent License" shall mean any agreement now or hereafter in
           --------------
existence granting to the Debtor, or pursuant to which the Debtor grants to any other Person, any right to practice (x) any invention in any Patent or (y) any invention now or hereafter in existence, whether or not patentable, whether or not a Patent or application for a Patent on such invention may come into existence, including, without limitation, any agreement identified in Schedule 1 to any Patent Security Agreement.

          "Patent Security Agreement" shall mean a Patent Security Agreement
           -------------------------
substantially in the form of Exhibit E, executed and delivered by the Debtor in favor of the Secured Party, as amended from time to time.

          "Patents" shall mean all (i) letters patent and design letters patent
           -------
of the United States or any other country and all applications for letters patent or design letters patent of the United States or any other country, including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of any other country, including, without limitation, those described in Schedule 1 to any Patent Security Agreement (ii) all reissues, divisions, continuations, continuations-in-part, revisions, certificates of reexamination and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

          "Permitted Senior Secured Debt" has the meaning given such term in the
           -----------------------------
Indenture.

          "Pledged Equity" shall mean (i) the shares of stock of, or partnership
           --------------
and other ownership interest in, the issuers identified in Schedule 3 and all other shares of capital stock, or partnership and other ownership interest, of whatever class or character of such issuers, and (ii) all ownership interests of any class or character of a successor entity formed by or resulting from a consolidation or merger in which any such issuer is not the surviving entity; in each case, whether now or hereafter owned by the Debtor, together with any certificates evidencing of the foregoing; provided, that Pledged Equity shall not include any equity interests in any foreign subsidiary of the Debtor to the extent (but only to the extent) required to prevent the Collateral from including more than 65% of all voting equity interests in such foreign subsidiary.

          "Pledged Equity Proceeds" shall mean all shares, securities, moneys or
           -----------------------
property representing a dividend on any of the Pledged Equity, or representing a distribution or return of capital upon or in respect of the Pledged Equity, or resulting from a split-up, revision, reclassification or other like change of the Pledged Equity or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Equity.

          "Potential Event of Default" shall mean any event or circumstance
           --------------------------
which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

          "Proceeds" has the meaning given such term in Section 9-102(a)(64) of
           --------
the UCC.

          "Promissory Notes" has the meaning given such term in Section
           ----------------
9-102(a)(65) of the UCC.

          "Securities" has the meaning given such term in Section 8-102(a)(15)
           ----------
of the UCC.

          "Securities Account" has the meaning given such term in Section
           ------------------
8-501(a) of the UCC.

          "Securities Account Control Agreement" shall mean an agreement
           ------------------------------------
substantially in the form of Exhibit B.

          "Securities Intermediary" has the meaning given such term in Section
           -----------------------
8-102(a)(14) of the UCC.

          "Security Entitlement" has the meaning given such term in Section
           --------------------
8-102(a)(17) of the UCC.

          "Trademark License" shall mean any agreement now or hereafter in
           -----------------
existence granting to the Debtor, or pursuant which the Debtor grants to any other Person, any right to use any Trademark.

          "Trademark Security Agreement" shall mean a Trademark Security
           ----------------------------
Agreement substantially in the form of Exhibit F, executed and delivered by the Debtor in favor of the Secured Party, as amended from time to time.

          "Trademarks" shall mean (i) all trademarks, trade names, corporate
           ----------
names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law,
(ii) the goodwill of the business symbolized thereby or associated with each of them, (iii) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of any state or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 to any Trademark Security Agreement, (iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State
           ---
of New York from time to time.

          "Uncertificated Security" has the meaning given such term in Section
           -----------------------
8-102(a)(18) of the UCC.

     2. Grant of Liens. As security for the due and punctual payment and
        --------------
performance in full of Debtor's guarantee (as the same is set forth in Section 1401 of the Indenture) of all Obligations (whether at the stated maturity, by acceleration or otherwise and whether now owing or incurred in the future), the Debtor hereby pledges, assigns, charges, delivers and grants to the Secured Party a continuing first priority security interest in and a general first Lien upon all of the Debtor's right, title and interest in and to the Collateral and all additions thereto and substitutions therefor, whether heretofore, now or hereafter received by or delivered or transferred to the Secured Party hereunder.

     3. Continuing Security Interest.
        ----------------------------

          3.1 This Agreement creates an assignment, pledge, charge, continuing first priority security interest in and general first Lien upon the Collateral and shall (a) remain in full force and effect until the Secured Party acknowledges, in writing, that all Obligations have been paid in full, (b) be binding upon the Debtor and its successors, permitted transferees and permitted assigns and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns.

          3.2 Upon the written acknowledgment of the Secured Party of the indefeasible payment in full of all Obligations as set forth in Section 3.1 above, the assignment, pledge, charge, Lien and security interest granted hereunder shall terminate and, upon delivery and transfer of the Collateral to the Debtor, all rights to the Collateral shall revert to the Debtor. Upon such termination, the Secured Party will at the sole expense of the Debtor authorize, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination and the Secured Party, shall at the sole expense of the Debtor, deliver and transfer such Collateral to the Debtor.

     4. Debtor Remains Liable. Anything herein to the contrary notwithstanding,
        ---------------------
(i) the Debtor shall remain liable under any agreements which have been (in whole or in part) pledged or assigned herein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by the Secured Party of any of the rights hereunder shall not release the Debtor from any of its respective duties or obligations under any such agreements; and (iii) the Secured Party shall not have any obligation or liability under any such agreements by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     5. Delivery and Perfection; Special Provisions as to Certain Collateral.
        --------------------------------------------------------------------

          5.1 The Debtor agrees to perform the relevant procedures hereunder:

               (i) Deposit Accounts. For each Deposit Account that the Debtor at
                   ----------------
          any time opens or maintains, the Debtor shall, pursuant to a Deposit Account Control Agreement, either (a) cause the depositary bank to agree to comply, upon delivery of written notice from the Secured Party to such depository bank that an Event of Default has occurred and is continuing, with instructions from the Secured Party to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the Debtor until such time as such depository bank receives written notice from the Secured Party that such Event of Default has been waived or cured, or (b) arrange for the Secured Party to become the customer of the depositary bank with respect to the deposit account, with the Debtor being permitted upon delivery of written notice from the Secured Party to such depository bank that an Event of Default has occurred and is continuing, only with the consent of the Secured Party, to exercise rights to withdraw funds from such deposit account. The Secured Party agrees with the Debtor that the Secured Party shall not give any such instructions or withhold any withdrawal rights from the Debtor, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal not otherwise permitted by the Security Documents, would occur. The provisions of this paragraph shall not apply to any Deposit Account (i) for which the Secured Party is the depositary or (ii) specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Debtor's salaried employees.

               (ii) Instruments. With respect to certificates of deposit and
                    -----------
          other obligations that constitute Instruments and are susceptible of physical delivery, transfer thereof to the Secured Party by physical delivery to the Secured Party endorsed to the Secured Party or its nominee or endorsed in blank;

               (iii) Certificated Securities. With respect to any Certificated
                     -----------------------
          Security not otherwise credited to a Securities Account, the Debtor shall effect transfer thereof to the Secured Party by physical delivery of such Certificated Security to the Secured Party endorsed to the Secured Party or its nominee or in blank;

               (iv) Uncertificated Securities. With respect to any
                    -------------------------
          Uncertificated Security not otherwise credited to a Securities Account, the Debtor shall (A) effect transfer thereof to the Secured Party by registration thereof on the books and records of the issuer in the name of the Secured Party or its nominee or (B) obtain the agreement of the issuer of such Uncertificated Securities that it will comply with instructions originated by the Secured Party without further consent by the registered owner, through a written agreement in form and substance satisfactory to the Secured Party;

               (v) Security Entitlements and Securities Accounts. With respect
                   ---------------------------------------------
          to any Securities Account to which Security Entitlements are or may be credited, the Debtor shall, and shall cause the Securities Intermediary maintaining such Securities Account to, execute and deliver a Securities Account Control Agreement, and perform or cause to be performed, such additional or alternative procedures as may hereafter become appropriate to effect good delivery of any such securities to the Securities Intermediary for the benefit of Secured Party consistent with changes in applicable law or regulations or the interpretation thereof;

               (vi) Commodity Contracts and Commodity Accounts. With respect to
                    ------------------------------------------
          any Commodity Account and any Commodity Contract carried therein, the Debtor shall, and shall cause the Commodity Intermediary maintaining such Commodity Account to, execute and deliver a Commodity Account Control Agreement, and perform or cause to be performed, such additional or alternative procedures as may hereafter become appropriate to effect good delivery of any such Commodities Contracts to the Commodity Intermediary for the benefit of Secured Party consistent with changes in applicable law or regulations or the interpretation thereof;

               (vii) Collateral in the Possession of a Third Party. If any Goods
                     ---------------------------------------------
          or other tangible Collateral (other than Certificated Securities and Goods covered by a Document) are at any time in the possession of a third party (other than the Debtor, the Secured Party or its agent, or a lessee of the Collateral from the Debtor in the ordinary course of the Debtor's business), the Debtor shall promptly notify the Secured Party thereof and, if requested by the Secured Party, shall promptly obtain an acknowledgement from such third party, in form and substance satisfactory to the Secured Party, that the third party holds such Collateral for the benefit of the Secured Party and shall act upon the instructions of the Secured Party, without the further consent of the Debtor. The Secured Party agrees with the Debtor that the Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Debtor with respect to the third party;

               (viii) Electronic Chattel Paper and Transferable Records. If the
                      -------------------------------------------------
          Debtor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in
          Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Debtor shall promptly notify the Secured Party thereof and shall take such action as may be required under applicable law or as the Secured Party may reasonably request to vest in the Secured Party control under
          Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with the Debtor that the Secured Party will arrange, pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not, as evidenced by an opinion of nationally recognized counsel in form and substance satisfactory to the Secured Party delivered to the Secured Party, result in the Secured Party's loss of control, for the Debtor to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred or would occur after taking into account any action by the Debtor with respect to such electronic chattel paper or transferable record; and

               (ix) Letter-of-Credit Rights. If the Debtor is at any time a
                    -----------------------
          beneficiary under a letter of credit now or hereafter issued in favor of the Debtor, the Debtor shall, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) arrange for the issuer and any confirming bank of such letter of credit to consent to an assignment to the Secured Party of the proceeds of any drawing under such letter of credit or (ii) arrange for the Secured Party to become the transferee beneficiary of such letter of credit, with the Secured Party agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in the Security Documents, upon the occurrence and during the continuance of an Event of Default.

          5.2 The Debtor shall file one or more financing or continuation statements, and amendments thereto, relating to all of the Collateral, and shall take all such other actions and authorize, execute, deliver and file or cause to be filed such other instruments or documents, as may be required by applicable law or as the Secured Party may reasonably require, in order to establish and maintain a perfected, valid and continuing first priority security interest and Lien in the Collateral in accordance with this Agreement and the UCC and other applicable law. Such financing statements may describe the Collateral in the same manner as described in any Security Document or may contain an indication or description of collateral that describes such property in any other manner as the Secured Party may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Secured Party in connection herewith, including, without limitation, describing such property as "all assets" or "all personal property."

          5.3 The Debtor shall:

               (i) promptly deliver to the Secured Party any and all Documents, Instruments and Chattel Paper (including, without limitation, any Certificates of Title) evidencing or relating to the Collateral at the time and place and manner as may be necessary (A) to create, perfect, preserve or otherwise protect the security interest and Liens granted herein or (B) to enable the Secured Party to exercise and enforce its rights hereunder;

               (ii) promptly authorize, execute (if applicable) and deliver to the Secured Party (or file or record in such offices as the Secured Party may deem necessary or appropriate) any and all financing and continuation statements, other agreements, instruments or other documents or amendments thereto, and perform any acts which may be necessary (A) to create, perfect, preserve or otherwise protect the security interest and Liens granted herein or (B) to enable the Secured Party to exercise and enforce its rights hereunder; and

               (iii) mark all Certificates of Title in the manner specified in a written notice of the Secured Party to the Debtor requesting such marking, to evidence the fact that such Certificates of Title are subject to the security interest and Lien of the Secured Party granted herein.

          5.4 The Debtor agrees immediately to deliver to the Secured Party, appropriately endorsed to the order of the Secured Party, any Note, trade acceptance, Chattel Paper or other Instrument in which a security interest must be perfected by delivery or transfer of such Collateral to a secured party, which shall be acquired by the Debtor from time to time.

          5.5 At the written request of the Secured Party after the occurrence and during the continuance of an Event of Default, the Debtor shall notify in writing each Account Debtor of the Debtor's pledge, Lien, assignment and grant of a security interest to the Secured Party in the applicable Collateral and, if so requested by the Secured Party, shall instruct in writing each Account Debtor to pay all amounts payable by such Account Debtor in respect of any Collateral directly to a Deposit Account designated by the Secured Party until such Account Debtor shall receive from the Secured Party written notice to the contrary. If the Debtor shall receive from any Account Debtor any sums in a manner not consistent with the terms of the preceding sentence, the Debtor shall be deemed to have received and to be holding such sums in trust for the benefit of the Secured Party and shall immediately deposit such sums in the Deposit Account of the Debtor maintained with the Secured Party or with a third party depository that has entered into a Deposit Account Control Agreement.

          At the written request of the Secured Party, the Debtor shall from time to time notify in writing each Account Debtor specified by the Secured Party of the Debtor's pledge, Lien, assignment and grant of a security interest to the Secured Party in the respective Collateral.

          5.6 Notwithstanding Section 9-207 of the UCC, the Secured Party may hold as additional security any Proceeds, including money and funds, received from the Collateral, all of which shall constitute Collateral hereunder, and the Secured Party shall not be required to apply such money or funds to reduce the Obligations other than as expressly set forth herein.

          5.7 If the Debtor shall at any time hold or acquire a Commercial Tort Claim, the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor containing a brief description thereof, and granting to the Secured Party in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

          5.8 Special Provisions Relating to Equity Collateral.
              ------------------------------------------------

          (a) Voting and Other Powers. So long as no Event of Default shall have
              -----------------------
occurred and be continuing, the Debtor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Equity Collateral for all purposes not inconsistent with the terms of this Agreement and the other Security Documents, provided that the Debtor agrees that it will not vote the Equity Collateral in any manner inconsistent with the terms of this Agreement and the other Security Documents.

          (b) Dividends Prior to Default. Unless and until an Event of Default
              --------------------------
has occurred, the Debtor shall be entitled to receive and retain any dividends, distributions or proceeds in respect of the Equity Collateral.

          (c) Dividends After Default. If any Event of Default shall have
              -----------------------
occurred, then so long as such Event of Default shall continue, and whether or not the Secured Party exercises any available right to declare any Obligation due and payable or seeks or pursues any other relief or remedy available to it hereunder or under any other Security Document or applicable law, all dividends and other distributions on the Equity Collateral shall be paid directly to the Secured Party and retained by it as part of the Equity Collateral, subject to the terms of this Agreement, and, if the Secured Party shall so request, the Debtor agrees to execute and deliver to the Secured Party appropriate additional dividend, distribution and other orders and documents to that end.

          5.9 Special Provisions Relating to Intellectual Property.
              ----------------------------------------------------

          (a) The Debtor shall furnish to the Secured Party from time to time (but, unless an Event of Default shall have occurred and be continuing, no more frequently than semi-annually) statements and schedules further identifying and describing the Intellectual Property and such other reports in connection with the Intellectual Property as the Secured Party may reasonably request, all in reasonable detail.

          (b) The Debtor shall promptly modify this Agreement by amending the Disclosure Schedule and/or Schedule 1 to the related Intellectual Property Security Agreement, as the case may be, to include any Intellectual Property that becomes part of the Collateral under this Agreement.

          (c) Unless an Event of Default shall have occurred and be continuing and the Secured Party notified the Debtor that its right to do so is terminated, suspended or otherwise limited, the grant of the security interests and Liens on the Intellectual Property pursuant hereto and the Intellectual Property Security Agreements shall not preclude the Debtor from entering into any Copyright License, Patent License or Trademark License or, subject to Sections 13 and 14, from managing or maintaining its Intellectual Property in a manner that is in the ordinary course of the Debtor's business and consistent with the Debtor's historical practices.

          (d) The Debtor shall notify the Secured Party promptly if it knows that any application or registration relating to any Intellectual Property owned or licensed by it may become abandoned or dedicated to the public, or of any adverse final determination or development (including, without limitation, the institution of, or any such final determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding the Debtor's ownership of such material Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same. If any of the Debtor's rights to any material Intellectual Property are infringed, misappropriated or diluted by a third party, the Debtor shall notify the Secured Party within 30 days after it makes a positive determination in respect thereof and will, unless the Debtor shall reasonably determine that any such action would not make commercial sense, promptly sue for infringement, misappropriation or dilution, or to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Debtor shall reasonably deem appropriate under the circumstances to protect such material Intellectual Property, including, without limitation, the initiation of licensing negotiations.

     6. Relation to Other Security Documents.
        ------------------------------------

          6.1 To the extent applicable, the provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust granted by the Debtor to the Secured Party and securing the payment or performance of any of the Obligations. Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Secured Party hereunder.

          6.2 Intellectual Property Security Agreements. Concurrently herewith
              -----------------------------------------
the Debtor is also executing and delivering to the Secured Party a Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement with respect to all registered Intellectual Property then owned by it. The provisions of each such Intellectual Property Security Agreement are supplemental to the provisions of this Agreement, and nothing contained in any such Intellectual Property Security Agreement shall derogate from any of the rights or remedies of the Secured Party hereunder, nor shall anything contained in any such Intellectual Property Security Agreement be deemed to prevent or extend the time of attachment or perfection of any security interest in such Collateral created hereby.

     7. Proceeds of Sale. Nothing contained in this Agreement shall limit or
        ----------------
restrict in any way the Secured Party's right to receive Proceeds of the Collateral in any form in accordance with the provisions of this Agreement. All Proceeds that are received by the Debtor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Secured Party, shall be segregated from other property or funds of the Debtor and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement, document or instrument of transfer).

     8. Records and Information. The Debtor agrees to keep, at its office set
        -----------------------
forth in Section 12(d), its records concerning the Collateral. The Debtor agrees to promptly furnish to the Secured Party such information concerning itself, the Collateral and any Account Debtor as the Secured Party may reasonably request.

     9. Inspection. The Debtor agrees upon reasonable notice provided by the
        ----------
Secured Party, to permit the Secured Party, through its officers and agents, to examine and inspect the Collateral and all records pertaining thereto, and to make extracts from such records as the Secured Party may reasonably require.

     10. Use of Collateral. Except upon the occurrence and during the
         -----------------
continuance of any Potential Event of Default or Event of Default, the Debtor may in the ordinary course of its business use, consume, exhibit, demonstrate, sell, lease or otherwise dispose of its Inventory or its Equipment in carrying on its businesses substantially in the same manner as now conducted; provided, however, that a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by the Debtor or any transfer or sale to any shareholder or affiliate of the Debtor for consideration less than the consideration which would have been paid to the Debtor by an unaffiliated third party in an arms' length transaction; and provided further that any such disposition shall not be unlawful or inconsistent with the terms of this Agreement or of any policy of insurance covering such Collateral.

     11. No Disposition. The Debtor covenants and agrees that it will not sell,
         --------------
assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as provided for in Section 10 hereof, nor will it create, incur or permit to exist any Lien on or with respect to any of the Collateral, any interest therein, or any Proceeds thereof, except for the security interests and Liens created under this Agreement or any of the other Security Documents in favor of the Secured Party.

     12. Representations and Warranties. The Debtor represents and warrants to
         ------------------------------
the Secured Party throughout the term of this Agreement that:

          (a) The Debtor is and will be the sole legal and beneficial owner of all of the Collateral now owned or hereafter acquired and the Debtor has not created any Lien, security interest, assignment, option or other charge or encumbrance on the Collateral, except for Permitted Liens and the Liens and security interests created by this Agreement or any of the other Security Documents in favor of the Secured Party;

          (b) This Agreement has been duly and validly authorized by the Debtor and executed and delivered by the Debtor and constitutes the legal, valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)) and, subject to the performance of the relevant procedures as specified in Section 5 herein with respect to such Collateral, creates a valid, binding, enforceable and perfected first priority security interest in and general first Lien upon all of the Collateral, and the Debtor is duly authorized to make all filings and take all other actions necessary or desirable to perfect and to continue perfected such security interest;

          (c) As of the date hereof and on the date of delivery or transfer to the Secured Party of any Collateral under this Agreement, it has good and marketable title to the Collateral;

          (d) The office where it maintains all records relating to the Collateral is located at 139 Centre Street, New York, NY 10013.

          (e) The Debtor is a Corporation duly organized and validly existing under the laws of the State of New York./1/

          (f) The Debtor's exact legal name as that name appears on its Certificate of Incorporation is Bluestreak Digital, Inc., and the Debtor's organization identification number is FEIN 13-3725362issued by the State of New York.

----------
/1/ If Debtor is an unregistered organization, it should affirmatively represent such fact.

          (g) The Pledged Equity identified in Schedule 3 (i) is, and all other Pledged Equity in which the Debtor shall hereafter acquire an interest will be, duly authorized, validly existing, fully paid and non-assessable (in the case of any equity interest in a corporation) and duly issued and outstanding (in the case of any equity interest in any other entity), and none of such Pledged Equity is or will be subject to any contractual restriction, or any restriction under the charter, by-laws, partnership agreement or other organizational document of the respective issuer, upon the transfer of such Pledged Equity, and
(ii) constitutes all of the issued and outstanding shares of capital stock, partnership or other ownership interest of any class or character of the issuers set forth in Schedule 3 beneficially owned by the Debtor on the date hereof (whether or not registered in the name of the Debtor) and Schedule 3 correctly identifies, as at the date hereof, the respective issuers of such Pledged Equity and (in the case of any corporate issuer) the respective class and par value of the shares constituting such Pledged Equity and the respective number of shares (and registered owners thereof) represented by each such certificate.

          (h) Schedule 1 to each of the Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement, respectively, sets forth a complete and correct list of all Copyrights, Patents and Trademarks owned or used by the Debtor on the date hereof; except pursuant to licenses and other user agreements entered into by the Debtor in the ordinary course of business, the Debtor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in said Schedules 1, and all registrations listed in said Schedules 1 are valid and in full force and effect; the Debtor owns or possesses the right to use all Copyrights, Patents and Trademarks.

          (i) The Schedules 1 to each of the Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement collectively set forth a complete and correct list of all licenses and other user agreements included in the Intellectual Property on the date hereof.

          (j) To the Debtor's knowledge, (i) except as set forth in the Disclosure Schedule, there is no violation by others of any right of the Debtor with respect to any Copyright, Patent or Trademark listed in the respective Schedules 1, under the name of the Debtor and (ii) the Debtor is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against the Debtor or, to the Debtor's knowledge, threatened, and no claim against the Debtor has been received by the Debtor, alleging any such violation, except as may be set forth in such Disclosure Schedule.

     13. Covenants.
         ---------

          (a)  The Debtor shall:

               (i) Intentionally omitted;
                   ---------------------

               (ii) Maintain, or cause to be maintained, all items of the Collateral in good condition and repair, ordinary wear and tear excepted in the case of Equipment, and pay, or cause to be paid, the costs of repairs to or maintenance of that Collateral which is of a type that could be repaired or maintained;

               (iii) Not use any Collateral in violation of law or any applicable policy of insurance;

               (iv) Pay or cause to be paid when due all taxes, assessments and other charges relating to the Collateral or this Agreement and reimburse the Secured Party for all costs of and fees incurred in connection with the filing of the documents and instruments referred to in Section 5;

               (v) Not change its name or the name under which it does business, chief executive office, type of organization, jurisdiction of organization or other legal structure without at least 30 days' prior written notice to the Secured Party. Prior to effectuating any change described in the preceding sentence, the Debtor shall take or cause to be taken all actions deemed by the Secured Party to be necessary or desirable to prevent any financing or continuation statement from becoming seriously misleading or rendered ineffective, or the security interests granted herein from becoming unperfected or the relative priority thereof otherwise impaired, as a result of such removal or change and, shall provide to the Secured Party an opinion of nationally recognized counsel in form and substance satisfactory to the Secured Party, describing such actions and confirming that such actions have been taken and are effective to prevent such results.

               (vi) Take all actions in order to maintain a perfected security interest in the Lien granted herein on all of the Collateral pledged by it, under applicable law, including all actions contemplated by
          Section 5, for the benefit of the Secured Party; and

               (vii) Perform and observe all the material terms and provisions of any agreement for the sale or lease of goods, or any agreement for the rendering of services, giving rise to an Account to be performed or observed by it, maintain any such agreement in full force and effect, enforce any such agreement in accordance with its terms, and take any other action to such end as may be from time to time reasonably requested by the Secured Party.

          (b) The Debtor shall not without the prior written consent of the Holders of more than 50% in principal amount of the Outstanding Securities:

               (i) Permit anything to be done that might materially impair the value of the Collateral or adversely affect the security or Liens intended to be afforded by this Agreement in favor of the Secured Party;

               (ii) Modify, amend or waive any material terms or conditions of the Collateral or any rights or interests therein; or

               (iii) Waive any material default under or material breach of any agreement giving rise to or connected with any Account Receivable.

     14. Further Assurances and Protections.
         ----------------------------------

          (a) The Debtor shall at its expense do, file, record, make, execute and deliver all such acts, notices, instruments, statements or other documents as the Secured Party may reasonably request (which request may be oral or in writing) to register in the name of the Secured Party, perfect, preserve or otherwise protect the security interest and Liens of the Secured Party in the Collateral or any part thereof or to give effect to the rights, powers and remedies of the Secured Party under this Agreement, provided, however, that nothing in this Section 14 shall amend, modify or diminish the obligation of the Debtor to maintain the priority or perfection of the security interest granted to the Secured Party hereunder pursuant to Section 5.2 hereof; and

          (b) The Debtor will give prompt written notice to the Secured Party of, and defend the Collateral against, any suit, action or proceeding related to the Collateral or which could adversely affect the security interests and Liens granted hereunder.

     15. Permitted Senior Secured Debt. The Debtor may, in accordance with the
         -----------------------------
terms and provisions of the Indenture, incur Permitted Senior Secured Debt, which debt may be secured by Liens having the same or senior priority to the Liens securing the Securities.

     16. Events of Default. The occurrence of and continuation of an "Event of
         -----------------
Default" (as defined in any of the Security Documents or the Indenture) shall constitute an event of default (each an "Event of Default") under this Agreement.

     17. Remedies upon an Event of Default. On and after the occurrence and
         ---------------------------------
continuance of an Event of Default, the Secured Party may, in its discretion:

          (a) request the Debtor, and upon such request the Debtor shall, assemble the Collateral at such place or places reasonably convenient to the Secured Party designated in such request;

          (b) enforce collection of any of the Collateral by suit or any other lawful means available to the Secured Party, or demand, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral;

          (c) surrender, release or exchange or otherwise modify the terms of all or any part of the Collateral, or compromise or extend or renew for any period any indebtedness thereunder or evidenced thereby;

          (d) assert all other rights and remedies of a secured party under the UCC (whether or not in effect in any applicable jurisdiction) and all other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral. The proceeds of any collection, liquidation or other disposition of the Collateral shall be applied by the Secured Party pursuant to Section 506 of the Indenture. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Debtor at its notice address specified on the signature page hereof five (5) Business Days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. Without precluding any other methods of sale or other disposition, the sale or other disposition of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property; but in any event the Secured Party may sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose such Collateral on such terms and to such purchaser(s) (including the Secured Party) as the Secured Party in its reasonable discretion may choose, and for cash or for credit or for future delivery, without assuming any credit risk, at public or private sale or other disposition, without demand of performance, and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. The Debtor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale or other disposition hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale or other disposition, unless prohibited by applicable law, the Secured Party may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. The Secured Party shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto;

          The Secured Party shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to this Agreement conducted in a commercially reasonable manner. The Debtor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree;

          The Debtor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the relevant Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Debtor acknowledges that any such private sale may be at prices and on terms less favorable to the Secured Party than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to enable the registration of the Collateral or related transaction so as to permit a public offer to be made with respect thereto;

          (e) license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Intellectual Property included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Secured Party shall in its sole reasonable discretion determine; provided that such licenses or sublicenses do not conflict with any existing license of which the Secured Party shall have received a copy;

          (f) without assuming any obligation or liability thereunder, at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Debtor in, to and under any of its Intellectual Property and take or refrain from taking any action under any thereof, and the Debtor releases the Secured Party from liability for, and agrees to hold the Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Secured Party's gross negligence or willful misconduct;

          (g) make a request upon the Debtor (which shall not be construed as implying any limitation on the rights or powers of the Secured Party), and upon such request the Debtor shall, execute and deliver to the Secured Party a power of attorney, in form and substance reasonably satisfactory to the Secured Party, for the implementation of any sale, lease, license or other disposition of Intellectual Property owned by the Debtor or any such action related thereto. In connection with any such disposition, but subject to any confidentiality provisions imposed on such Debtor in any license or similar agreement, such Debtor will supply to the Secured Party its know-how and expertise relating to the relevant Intellectual Property, and its customer lists and other records relating to such Intellectual Property and to the distribution of said products or services;

          (h) to the extent not already so transferred, transfer all or any part of the Collateral into the Secured Party's name or the name of its nominee or nominees; and

          (i) give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Debtor hereby irrevocably constituting and appointing the Secured Party the proxy and attorney-in-fact of the Debtor, with full power of substitution to do so), including, without limitation, the exercise of all voting, consensual and other powers of ownership pertaining to the Collateral.

     18. Secured Party Appointed Attorney-in-Fact. Without limiting any rights
         ----------------------------------------
or powers granted to the Secured Party pursuant to this Agreement, applicable law or otherwise, the Debtor hereby appoints the Secured Party as its attorney-in-fact, with full power and authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in the Secured Party's discretion to take any and all action and to authorize, execute, file and record any and all instruments, agreements and documents which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to execute any assignment of Intellectual Property to the Secured Party or other transferee, and to receive, endorse and collect all instruments made or payable to the Debtor representing any Proceeds in respect of the Collateral or any part thereof and to give full discharge for the same. The appointment set forth in this Section 18 is coupled with an interest and is irrevocable.

     19. Secured Party May Perform. If the Debtor fails to perform any
         -------------------------
agreement, covenant or obligation contained herein, the Secured Party may itself perform, or cause performance of such agreement, covenant or obligation and the expenses and costs of the Secured Party incurred in connection therewith shall be payable by the Debtor.

     20. Security Interest Absolute. All rights of the Secured Party and all
         --------------------------
Liens hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional irrespective of:

          (a) lack of validity or enforceability of this Agreement or any of the other Security Documents;

          (b) any change in the time, manner or place of payment of, or in any other term of, any or all of the Obligations or any amendment or waiver of any provision of this Agreement or any of the other Security Documents;

          (c) any release or non-perfection of any portion of the Collateral or any exchange, release or non-perfection of any other collateral, or any release, amendment or waiver of any guaranty for all or any of the Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Debtor in respect of the Obligations or this Agreement or any of the other Security Documents.

     21. Secured Party's Duties. The powers conferred to the Secured Party
         ----------------------
hereunder are solely to protect the Secured Party's interest in the Collateral and shall not impose any duty upon it to exercise any such powers except for the safe custody of any Collateral or any portion thereof in its possession, and the Secured Party shall exercise that standard of care with respect to the Collateral in its possession which it exercises in the administration of its own assets and property; provided, however, that the Secured Party shall not be liable for any action taken or omitted with respect to the Collateral or this Agreement in good faith and in the absence of gross negligence or willful misconduct. The Secured Party shall have no duty as to the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral.

     22. Rights Cumulative. The rights, powers and remedies of the Secured Party
         -----------------
under this Agreement shall be in addition to all rights, powers and remedies given to the Secured Party by virtue of any statute or rule of law or any agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Secured Party's security interest, Lien and assignment in the Collateral.

     23. Indemnity and Expenses.
         ----------------------

          (a) The Secured Party shall not have any liability to any Person and shall be indemnified and held harmless by the Debtor for any liability incurred by reason of taking or refraining from taking any action with respect to the Collateral, except in the case of the Secured Party's gross negligence or willful misconduct. The Debtor agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities arising out of or connected with this Agreement (including, without limitation, enforcement of this Agreement), except such claims, losses or liabilities resulting solely from the Secured Party's gross negligence or willful misconduct. This Section 23(a) shall survive the resignation or removal of the Secured Party as trustee under the Indenture and any termination of this Agreement.

          (b) The Debtor agrees to pay all expenses, costs and disbursements incurred by the Secured Party (including, without limitation, all fees, taxes and reasonable attorneys' fees and other legal expenses incurred by the Secured Party in connection therewith) in connection with (i) retaking, holding, collecting, preparing for sale and selling or otherwise realizing upon, liquidating or disposing of the Collateral, (ii) the preparation and execution of this Agreement and the documents contemplated hereunder, (iii) the enforcement of its rights hereunder whether in connection with an Event of Default or otherwise, (iv) the performance by the Secured Party of any agreement, covenant or obligation of the Debtor contained herein that the Debtor has failed or refused to perform, and (v) the participation or other involvement of the Secured Party with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise, or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Secured Party in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated).

     24. Amendments, Etc. Any amendment, modification or waiver of any provision
         ---------------
of this Agreement shall be in writing and executed by the parties, and any such waiver shall be effective only for the specific purpose for which it is given and for the specific time period, if any, contemplated therein.

     25. Notices. Any notice required or permitted to be given hereunder shall
         -------
be in writing and in the English language, and shall be addressed to the respective parties at their addresses specified below or as to either party at such other address as shall be designated by such party in a written notice to the other party delivered in accordance with this Section 25. All such notices and other communications shall be effective (a) when personally delivered during normal business hours to the addressee at the address designated for such delivery, (b) on the date deposited in the mails, (c) on the first Business Day after dispatch by Federal Express, DHL or other recognized national or international courier service, addressed to the addressee at the address designated for such delivery, (d) on the Business Day they shall have been given by facsimile transmission with electronic answer back confirmation; whichever of the foregoing shall occur first. For purposes hereof, the address of each of the parties hereto is as follows:

     if to Debtor:              Bluestreak Digital, Inc.
     ------------               139 Centre Street
                                New York, New York 10013

     if to Secured Party:       HSBC Bank USA, as Trustee
     -------------------        452 Fifth Avenue
                                New York, New York 10018
                                Attn:  Issuer Services

     26. Waivers. No failure or delay by the Secured Party in exercising any
         -------
right, power, privilege or remedy hereunder or under the UCC or any other applicable law shall operate as a waiver hereof or thereof and no single or partial exercise by the Secured Party of any right, power, privilege or remedy of the Secured Party hereunder or thereunder shall preclude any subsequent or further exercise by the Secured Party thereof or of any other right, power, privilege or remedy hereunder or thereunder.

     27. Agents and Attorneys-in-Fact. The Secured Party may employ agents and
         ----------------------------
attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected in good faith.

     28. Severability. If any provision of this Agreement is invalid or
         ------------
unenforceable, then, to the extent possible, all of the remaining provisions of this Agreement shall remain in full force and effect and shall be binding on the parties hereto.

     29. Non-Assignment. The Debtor shall not have the right to assign its
         --------------
rights or delegate its obligations hereunder or any part thereof to any other Person without the Secured Party's prior written consent.

     30. Entire Agreement. This Agreement contains the entire agreement between
         ----------------
the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.

     31. Governing Law; Jurisdiction; Process Agent. This Agreement shall be
         ------------------------------------------
governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law principles. The parties hereto agree than any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any court of the State of New York sitting in New York County, New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     32. The Debtor hereby appoints CT Corporation Systems, 111 Eighth Avenue, New York, New York 10011 as its agent for service of process for all purposes of this Agreement.

     33. Counterparts. This Agreement may be executed in any number of
         ------------
counterparts each of which when so executed and delivered shall constitute an original and all of which, taken together, shall be deemed one instrument.

                         (signatures follow immediately)

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

                                             Bluestreak Digital, Inc.


                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

                                   SCHEDULE 1

                              INTENTIONALLY OMITTED

                                   SCHEDULE 2

                              INTENTIONALLY OMITTED

                                   SCHEDULE 3

                                 EQUITY SCHEDULE
                            BLUESTREAK DIGITAL, INC.

--------------------------------------------------------------------------------
Issuer       corporate issuer                                       other issuer

             -------------------------------------------------------------------
             Class                Par value      number of shares

--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------

                                SCHEDULE 3- FORM

                                 EQUITY SCHEDULE
                            BLUESTREAK DIGITAL, INC.

--------------------------------------------------------------------------------
Issuer       corporate issuer                                       other issuer

             -------------------------------------------------------------------
             Class                Par value      number of shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE 4

                               DISCLOSURE SCHEDULE
                            BLUESTREAK DIGITAL, INC.

None.

                                    EXHIBIT A

                       DEPOSIT ACCOUNT CONTROL AGREEMENT-
                            BLUESTREAK DIGITAL, INC.

None.

                                 EXHIBIT A-FORM

                        DEPOSIT ACCOUNT CONTROL AGREEMENT
                            BLUESTREAK DIGITAL, INC.

          DEPOSIT ACCOUNT CONTROL AGREEMENT (this "Agreement") dated as of April 19, 2002 among Bluestreak Digital, Inc. (the "Debtor"), HSBC Bank USA, as
collateral agent (the "Secured Party") and               (the "Deposit Bank").
                                           -------------

                             PRELIMINARY STATEMENTS:

          (A) The Debtor, the Secured Party and certain Globix Corporation subsidiaries have entered into that certain Indenture (the "Indenture"), dated as of the date hereof, and the Debtor and the Secured Party have entered into a Pledge and General Security Agreement dated as of April 19, 2002 (as amended, modified or supplemented from time to time, the "Security Agreement").

          (B) It is a condition to the purchase of the Securities under the Indenture that the Debtor pledge certain collateral to the Secured Party.

          (C) The Debtor has established with the Deposit Bank an account [describe, including number and type and name of account] in the name of the [Debtor] [Secured Party] (the "Collateral Account") as a Deposit Account under the Security Agreement.

          (D) The Deposit Bank has agreed to act in such capacity.

          NOW THEREFORE, in consideration of the premises the parties hereto hereby agree as follows:

          1. Definitions. Unless otherwise defined herein, all capitalized terms
             -----------
used herein and defined in the Security Documents and the Security Agreement shall be used herein as therein defined.

          2. Pledge. The Debtor hereby grants, pledges and assigns to the
             ------
Secured Party, and hereby creates a continuing first priority Lien and security interest in favor of the Secured Party in, and transfers to the Secured Party all dominion and control over, all of its right, title and interest in and to the following:

          (a) the Collateral Account, including, without limitation, all documents, passbooks and similar evidence representing such account, together with all deposits made from time to time therein and all funds and other property standing to the credit of such account from time to time, all of which shall constitute a Deposit Account under the Security Agreement;

          (b) all Instruments issued to or for the benefit of the Debtor by the Deposit Bank or any affiliate; and

          (c) all cash and non-cash Proceeds of any and all of the foregoing, including, without limitation, any and all Instruments and Investment Property constituting any such Proceeds.

          All of the foregoing shall constitute Collateral under the Security Agreement.

          3. Security for Obligations; Terms of Pledge. The Collateral hereunder
             -----------------------------------------
secures the payment and performance of the Obligations in accordance with the Security Agreement. The rights and obligations of the Secured Party and the Debtor in respect of the Collateral hereunder shall be as provided in the Security Agreement.

          4. Representations and Warranties. The Debtor represents and warrants
             ------------------------------
as follows:

          (a) The Debtor is the sole beneficial owner of the Collateral Account subject to this Agreement and the Security Agreement, free and clear of any Lien, option or other encumbrance except for the Permitted Liens as defined in the Indenture and the Lien created by this Agreement and the Security Agreement.

          (b) The pledge of the Collateral Account pursuant to this Agreement and the Security Agreement creates a valid and perfected first priority Lien in the Collateral Account, securing the payment and performance when due of the Obligations.

          (c) The Debtor is a corporation duly organized under the Laws of the State of Delaware, and is in good standing in each jurisdiction where the failure to so be would have a material adverse effect on its business or properties.

          (d) It has full power, authority and legal right to pledge the Collateral Account pursuant to this Agreement and the Security Agreement.

          (e) This Agreement has been duly authorized, executed and delivered by the Debtor and constitutes a legal, valid and binding obligation of the Debtor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and subject to general equitable principles (regardless of whether such principles are considered in a proceeding in equity or at law).

          (f) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the pledge by the Debtor of the Collateral Account pursuant to this Agreement or the Security Agreement or for the execution, delivery or performance of this Agreement by the Debtor.

          (g) The execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Debtor, or of the company documents of the Debtor.

          5. The Deposit Bank.
             ----------------

          (a) The Deposit Bank acknowledges the Lien and security interest hereunder and under the Security Agreement. The parties hereto agree that the Deposit Bank shall, upon delivery of written notice from the Secured Party to the Deposit Bank that an Event of Default has occurred and is continuing, comply only with instructions and orders originated by the Secured Party with respect to any disbursements, transfers, withdrawals or other dispositions of funds from, or investments in, the Collateral Account hereunder, without the further consent of the Debtor. The parties hereto agree that for so long as such Event of Default is continuing, the Deposit Bank shall not comply with any such instructions or orders originated by the Debtor or any third party, except with the written consent of the Secured Party. The Deposit Bank waives any right to offset any claim which it might have against the Collateral Account hereunder and subordinates any security interest it may have in the Collateral Account hereunder to the Lien and security interest granted to the Secured Party.

          (b) The Deposit Bank may resign from its obligations under this Agreement at any time after twenty (20) days prior written notice to the other parties hereto, but in no event shall the Deposit Bank be released of its obligations hereunder unless and until a substitute bank has been designated and assumed the obligations hereunder of the Deposit Bank and all monies in the Collateral Account and relating thereto have been transferred to the substitute bank in compliance with the terms of this Agreement. The Debtor shall designate a substitute Deposit Bank, in its sole discretion, promptly after receipt of notice of resignation by the Deposit Bank and shall take all reasonable actions necessary to cause such designated successor promptly to assume the obligations of the Deposit Bank hereunder.

          (c) The Secured Party may terminate this Agreement at any time after thirty (30) days prior written notice to the other parties hereto.

          (d) The Deposit Bank agrees that it shall take all actions reasonably necessary and shall cooperate with the Debtor and the Secured Party to facilitate any transfer of its obligations, duties and rights hereunder.

          (e) The Deposit Bank represents and warrants that it has no knowledge of any claim to, security interest in or Lien upon the Collateral Account hereunder, other than the Lien hereunder and under the Security Agreement.

          (f) The Deposit Bank has not entered into, nor will it enter into, any agreement with any third party regarding the Collateral Account hereunder or agreed that it will comply with any instructions or orders concerning such Collateral Account originated by any such third party, nor has the Deposit Bank entered into, nor will it enter into, any arrangement with the Debtor or any third party by which the Deposit Bank agrees to limit or qualify its undertakings to comply with the instructions and orders of the Secured Party as set forth herein.

          6. Notices. All notices and other communications provided for
             -------
hereunder shall be in writing addressed to the respective parties at their addresses as specified with their signatures below or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall be effective upon receipt.

          7. Governing Law. This Agreement (including the establishment and
             -------------
maintenance of the Collateral Account and all interests, duties and obligations related thereto) shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflicts of laws principles, and in furtherance thereof the parties agree that the jurisdiction of the Deposit Bank for all matters relating to the Collateral Account, this Agreement and the Security Agreement and the UCC shall be the State of New York.

          8. Jurisdiction. The Debtor agrees that any suit, action, proceeding
             ------------
or claim against it arising out of, or in relation to, this Agreement may be brought and enforced in the courts of the State of New York located in New York County or in the United States District Court for the Southern District of New York. The Debtor irrevocably submits to the non-exclusive jurisdiction of each such court and hereby irrevocably designates CT Corporation System with an address at 111 Eighth Avenue, New York, New York 10011 as its authorized agent for the service of process in New York and agrees that service of process may be made in any other manner permitted by law. The Debtor waives any defense of forum non conveniens that it might otherwise have in connection with such
----- --- ----------
submission.

          9. Counterparts. This Agreement may be executed in any number of
             ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the Debtor, the Secured Party and the Deposit Bank have caused this Agreement to be duly executed and delivered as of the date first above written.

                                  BLUESTREAK DIGITAL, INC.,
                                  as Debtor


                                  By:
                                      -------------------------------
                                      Name:
                                      Title:
                                  Address for notices:


                                  HSBC Bank USA, as collateral agent,
                                  as Secured Party


                                  By:
                                      -------------------------------
                                      Name:
                                      Title:
                                  Address for notices:  452 Fifth Avenue
                                                        New York, New York 10018
                                                        Attn:
                                                              ------------------

                                  [NAME]
                                  as Deposit Bank


                                  By:
                                      -------------------------------
                                      Name:
                                      Title:
                                  Address for notices:

                                    EXHIBIT B

                      SECURITIES ACCOUNT CONTROL AGREEMENT
                            BLUESTREAK DIGITAL, INC.

None.

                                 EXHIBIT B-Form

                      SECURITIES ACCOUNT CONTROL AGREEMENT
                            BLUESTREAK DIGITAL, INC.

          SECURITIES ACCOUNT CONTROL AGREEMENT (this "Agreement") dated as of April 19, 2002 among Bluestreak Digital, Inc. (the "Debtor"), HSBC Bank USA, as
collateral agent (the "Secured Party") and               as Securities
                                           -------------
Intermediary (the "Securities Intermediary").

                             PRELIMINARY STATEMENTS:

          (A) The Debtor, the Secured Party and certain Globix Corporation subsidiaries have entered into that certain Indenture (the "Indenture"), dated as of the date hereof, and the Debtor and the Secured Party have entered into a Pledge and General Security Agreement dated as of April 19, 2002 (as amended, modified or supplemented from time to time, the "Security Agreement").

          (B) It is a condition to the purchase of the purchase of the Securities under the Indenture that the Debtor pledge certain collateral to the Secured Party.

          (C) The Debtor has established with the Securities Intermediary an
account with account number            , the name              and in the name
                            -----------           ------------
of              (the "Collateral Account") as a Securities Account under the
   ------------
Security Agreement.

          (D) The Securities Intermediary has agreed to act in such capacity.

          NOW THEREFORE, in consideration of the premises the parties hereto hereby agree as follows:

          1. Definitions. Unless otherwise defined herein, all capitalized terms
             -----------
used herein and defined in the Security Documents and the Security Agreement shall be used herein as therein defined. To the extent that any terms or concepts defined or used herein are defined or used in the UCC, such terms or concepts shall be interpreted for purposes hereof in a manner that is consistent with such definition or use in the UCC.

          2. Pledge. The Debtor hereby grants, pledges and assigns to the
             ------
Secured Party, and hereby creates a continuing first priority Lien and security interest in favor of the Secured Party in, and transfers to the Secured Party all dominion and control over, all of its right, title and interest in and to the following:

          (a) the Collateral Account, together with any and all property of whatever type or kind credited to the Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, Treasury Securities, funds, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature credited to the Collateral Account, and all Proceeds of any and all of the foregoing, including, without limitation, all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (b) all Security Entitlements or other Investment Property of the Debtor from time to time in or relating to any and all of the foregoing; and all Proceeds of any and all of the foregoing, and any and all Instruments representing, and Security Entitlements in, any such Proceeds.

          (c) All of the foregoing shall constitute Collateral under the Security Agreement.

          3. Security for Obligations; Terms of Pledge. The Collateral hereunder
             -----------------------------------------
secures the payment and performance of the Obligations in accordance with the Security Agreement. The rights and obligations of the Secured Party and the Debtor in respect of the Collateral hereunder shall be as provided in the Security Agreement.

          4. Representations and Warranties. The Debtor represents and warrants
             ------------------------------
as follows:

          (a) The Debtor is the sole beneficial owner of the Collateral Account subject to this Agreement and the Security Agreement, free and clear of any Lien, option or other encumbrance except for the Permitted Liens as defined under the Indenture and the Lien created by this Agreement and the Security Agreement.

          (b) The pledge of the Collateral Account pursuant to this Agreement and the Security Agreement creates a valid and perfected first priority Lien in the Collateral Account, securing the payment and performance when due of the Obligations.

          (c) The Debtor is a corporation duly organized under the Laws of the State of Delaware, and is in good standing in each jurisdiction where the failure to so be would have a material adverse effect on its business or properties.

          (d) It has full power, authority and legal right to pledge the Collateral Account pursuant to this Agreement and the Security Agreement.

          (e) This Agreement has been duly authorized, executed and delivered by the Debtor and constitutes a legal, valid and binding obligation of the Debtor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and subject to general equitable principles (regardless of whether such principles are considered in a proceeding in equity or at law).

          (f) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the pledge by the Debtor of the Collateral Account pursuant to this Agreement or the Security Agreement or for the execution, delivery or performance of this Agreement by the Debtor.

          (g) The execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Debtor, or of the company documents of the Debtor.

          5. The Securities Intermediary; Entitlement Orders.
             -----------------------------------------------

          (a) The parties hereto hereby expressly acknowledge and agree that the assets credited to the Collateral Account at any time and from time to time constitute, and shall be treated as, "Financial Assets" under Article 8 of the UCC.

          (b) The parties hereto agree that the Securities Intermediary shall, upon delivery of written notice from the Secured Party to the Securities Intermediary that an Event of Default has occurred and is continuing, honor Entitlement Orders received from the Secured Party with respect to the Collateral Account without further consent of the Debtor and not honor Entitlement Orders from any other Person (including the Debtor). The Debtor hereby agrees that the Debtor may not, for so long as an Event of Default has occurred and is continuing, give any Entitlement Orders to the Securities Intermediary or make withdrawals from the Collateral Account, and the Securities Intermediary shall not honor any Entitlement Orders or request for withdrawal made by the Debtor, except with the written consent of the Secured Party for so long as such Event of Default is continuing.

          (c) The Securities Intermediary shall have no obligations to the Secured Party with respect to the Collateral Account except as expressly set forth in this Section 5.

          (d) The Securities Intermediary represents and warrants that it has no knowledge of any claim to, security interest in or lien upon the Collateral Account other than the Lien and security interest hereunder and under the Security Agreement.

          (e) The Securities Intermediary has not entered into, nor will it enter into, any agreement with any third party regarding the Collateral Account or agreed that it will comply with any Entitlement Orders concerning such Collateral originated by any such third party, nor has the Securities Intermediary entered into, nor will it enter into, any arrangement with the Debtor or any third party by which the Securities Intermediary agrees to limit or qualify its undertakings to comply with the Entitlement Orders of the Secured Party as set forth herein.

          (f) The Securities Intermediary represents and warrants that it is a "securities intermediary" within the meaning of Article 8 of the UCC.

          6. Notices. All notices and other communications provided for
             -------
hereunder shall be in writing addressed to the respective parties at their addresses as specified with their signatures below or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall be effective upon receipt.

          7. Governing Law. This Agreement (including the establishment and
             -------------
maintenance of the Securities Account and all interests, duties and obligations related thereto) shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of laws principles, and in furtherance thereof the parties hereto agree that the jurisdiction of the Securities Intermediary shall be the State of New York for all matters relating to the Collateral Account, this Agreement, the Security Agreement and the UCC.

          8. Jurisdiction. The Debtor agrees that any suit, action, proceeding
             ------------
or claim against it arising out of, or in relation to, this Agreement may be brought and enforced in the courts of the State of New York located in New York County or in the United States District Court for the Southern District of New York. The Debtor irrevocably submits to the non-exclusive jurisdiction of each such court and hereby irrevocably designates CT Corporation System with an address at 111 Eighth Avenue, New York, New York 10011 as its authorized agent for the service of process in New York and agrees that service of process may be made in any other manner permitted by law. The Debtor waives any defense of forum non conveniens that it might otherwise have in connection with such
----- --- ----------
submission.

          9. Counterparts. This Agreement may be executed in any number of
             ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the Debtor, the Secured Party and the Securities Intermediary have caused this Agreement to be duly executed and delivered as of the date first above written.

                                   BLUESTREAK DIGITAL, INC.,
                                   as Debtor


                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:
                                   Address for notices:


                                   HSBC Bank USA, as collateral agent,
                                   as Secured Party


                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:
                                   Address for notices: 452 Fifth Avenue
                                                        New York, New York 10018
                                                        Attn:
                                                              ------------------


                                   [NAME],
                                   as Securities Intermediary


                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:
                                   Address for notices:

                                    EXHIBIT C

                       COMMODITY ACCOUNT CONTROL AGREEMENT
                            BLUESTREAK DIGITAL, INC.

None.

                                 EXHIBIT C-FORM

                       COMMODITY ACCOUNT CONTROL AGREEMENT
                            BLUESTREAK DIGITAL, INC.

          COMMODITY ACCOUNT CONTROL AGREEMENT (this "Agreement") dated as of April 19, 2002, among Bluestreak Digital, Inc. (the "Debtor"), HSBC Bank USA, as
collateral agent (the "Secured Party") and               as Commodity
                                           -------------
Intermediary (the "Commodity Intermediary").

                             PRELIMINARY STATEMENTS:

          (A) The Debtor, the Secured Party and certain Globix Corporation subsidiaries have entered into that certain Indenture (the "Indenture"), dated as of the date hereof and the Debtor and the Secured Party have entered into a Pledge and General Security Agreement dated as of April 19, 2002 (as amended, modified or supplemented from time to time, the "Security Agreement").

          (B) It is a condition to the purchase of the purchase of the Securities under the Indenture that the Debtor pledge certain collateral to the Secured Party.

          (C) The Debtor has established with the Commodity Intermediary an account [describe, including number and type and name of account] in the name of the [Debtor] [Secured Party] (the "Collateral Account") as a Commodity Account under the Security Agreement with the Commodity Intermediary.

          (D) The Commodity Intermediary has agreed to act in such capacity.

          NOW THEREFORE, in consideration of the premises the parties hereto hereby agree as follows:

          1. Definitions. Unless otherwise defined herein, all capitalized terms
             -----------
used herein and defined in the Security Documents and the Security Agreement shall be used herein as therein defined. To the extent that any terms or concepts defined or used herein are defined or used in the UCC, such terms or concepts shall be interpreted for purposes hereof in a manner that is consistent with such definition or use in the UCC.

          2. Pledge. The Debtor hereby grants, pledges and assigns to the
             ------
Secured Party, and hereby creates a continuing first priority Lien and security interest in favor of the Secured Party in, and transfers to the Secured Party all dominion and control over, all of its right, title and interest in and to the following:

          (a) the Collateral Account, together with any and all property of whatever type or kind credited to the Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Commodity Contracts or interests therein of any type or nature credited to the Collateral Account, and all Proceeds of any and all of the foregoing, including, without limitation, all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (b) all Commodity Contracts or other Investment Property of the Debtor from time to time in or relating to any and all of the foregoing; and all Proceeds of any and all of the foregoing, and any and all Instruments representing, and Security Entitlements in, any such Proceeds.

          (c) All of the foregoing shall constitute Collateral under the Security Agreement.

          3. Security for Obligations; Terms of Pledge. The Collateral hereunder
             -----------------------------------------
secures the payment and performance of the Obligations in accordance with the Security Agreement. The rights and obligations of the Secured Party and the Debtor in respect of the Collateral hereunder shall be as provided in the Security Agreement.

          4. Representations and Warranties. The Debtor represents and warrants
             ------------------------------
as follows:

          (a) The Debtor is the sole beneficial owner of the Collateral Account subject to this Agreement and the Security Agreement, free and clear of any Lien, option or other encumbrance except for the Permitted Liens as defined in the Indenture and the Lien created by this Agreement and the Security Agreement.

          (b) The pledge of the Collateral Account pursuant to this Agreement and the Security Agreement creates a valid and perfected first priority Lien in the Collateral Account, securing the payment and performance when due of the Obligations.

          (c) The Debtor is a corporation duly organized under the Laws of the State of Delaware, and is in good standing in each jurisdiction where the failure to so be would have a material adverse effect on its business or properties.

          (d) It has full power, authority and legal right to pledge the Collateral Account pursuant to this Agreement and the Security Agreement.

          (e) This Agreement has been duly authorized, executed and delivered by the Debtor and constitutes a legal, valid and binding obligation of the Debtor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and subject to general equitable principles (regardless of whether such principles are considered in a proceeding in equity or at law).

          (f) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the pledge by the Debtor of the Collateral pursuant to this Agreement or the Security Agreement or for the execution, delivery or performance of this Agreement by the Debtor.

          (g) The execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Debtor, or of the company documents of the Debtor.

          5. The Commodity Intermediary; Entitlement Orders.
             ----------------------------------------------

          (a) The parties hereto hereby expressly acknowledge and agree that the assets carried in or credited to the Collateral Account at any time and from time to time constitute, and shall be treated as, "Commodity Contracts" under
Article 9 of the UCC.

          (b) The parties hereto agree that the Commodity Intermediary shall, upon delivery of written notice from the Secured Party to the Commodity Intermediary that an Event of Default has occurred and is continuing, honor instructions received from the Secured Party with respect to the Collateral Account or any Commodity Contracts carried in the Collateral Account, including any instructions as to the application of any value distributed on account of such Commodity Contracts (all such instructions, "Commodity Orders"), without further consent of the Debtor and not honor Commodity Orders from any other Person (including the Debtor). The Debtor hereby agrees that the Debtor may not, for so long as an Event of Default has occurred and is continuing, give any Commodity Orders to the Commodity Intermediary or make withdrawals from the Collateral Account, and the Commodity Intermediary shall not honor any Commodity Orders or request for withdrawal made by the Debtor, except with the written consent of the Secured Party for so long as such Event of Default is continuing,.

          (c) The Commodity Intermediary shall have no obligations to the Secured Party with respect to the Collateral Account except as expressly set forth in this Section 5.

          (d) The Commodity Intermediary represents and warrants that it has no knowledge of any claim to, security interest in or lien upon the Commodity Account or any of the Commodity Contracts carried in the Collateral Account other than the Lien and security interest hereunder and under the Security Agreement.

          (e) The Commodity Intermediary has not entered into, nor will it enter into, any agreement with any third party regarding the Collateral Account, any Commodity Contracts carried in the Collateral Account or agreed that it will comply with any instructions concerning such Collateral Account (including, without limitation, any Commodity Orders) originated by any such third party, nor has the Commodity Intermediary entered into, nor will it enter into, any arrangement with the Debtor or any third party by which the Commodity Intermediary agrees to limit or qualify its undertakings to comply with the Commodity Orders of the Secured Party as set forth herein.

          (f) The Commodity Intermediary represents and warrants that it is a "commodity intermediary" within the meaning of Article 9 of the UCC.

          6. Notices. All notices and other communications provided for
             -------
hereunder shall be in writing addressed to the respective parties at their addresses as specified with their signatures below or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall be effective upon receipt.

          7. Governing Law. This Agreement (including the establishment and
             -------------
maintenance of the Collateral Account and all interests, duties and obligations related thereto) shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of laws principles, and in furtherance thereof the parties hereto agree that the jurisdiction of the Commodity Intermediary shall be the State of New York for all matters relating to the Collateral Account, this Agreement, the Security Agreement and the UCC.

          8. Jurisdiction. The Debtor agrees that any suit, action, proceeding
             ------------
or claim against it arising out of, or in relation to, this Agreement may be brought and enforced in the courts of the State of New York located in New York County or in the United States District Court for the Southern District of New York. The Debtor irrevocably submits to the non-exclusive jurisdiction of each such court and hereby irrevocably designates CT Corporation System with an address at 111 Eighth Avenue, New York, New York 10011 as its authorized agent for the service of process in New York and agrees that service of process may be made in any other manner permitted by law. The Debtor waives any defense of forum non conveniens that it might otherwise have in connection with such
----- --- ----------
submission.

          9. Counterparts. This Agreement may be executed in any number of
             ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the Debtor, the Secured Party and the Commodity Intermediary have caused this Agreement to be duly executed and delivered as of the date first above written.

                                   BLUESTREAK DIGITAL, INC.,
                                   as Debtor


                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:
                                   Address for notices:


                                   HSBC Bank USA, as collateral agent,
                                   as Secured Party


                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:
                                   Address for notices: 452 Fifth Avenue
                                                        New York, New York 10018
                                                        Attn:
                                                              ------------------


                                   [NAME],
                                   as Commodity Intermediary


                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:
                                       Address for notices:

                                    EXHIBIT D

                          COPYRIGHT SECURITY AGREEMENT
                            BLUESTREAK DIGITAL, INC.

None.

                                 EXHIBIT D-FORM

                          COPYRIGHT SECURITY AGREEMENT
                            BLUESTREAK DIGITAL, INC.

          COPYRIGHT SECURITY AGREEMENT (this "Agreement") dated as of April 19, 2002, from Bluestreak Digital, Inc. (the "Debtor") to HSBC Bank USA, as collateral agent (the "Secured Party").

          WHEREAS, Debtor owns, or in the case of licenses is a party to, the Copyright Collateral (as defined below);

          WHEREAS, Debtor, the Secured Party and certain Globix Corporation subsidiaries have entered into that certain Indenture (the "Indenture"), dated as of the date hereof and the Debtor and the Secured Party have entered into a Pledge and General Security Agreement dated as of April 19, 2002 (as amended, modified or supplemented from time to time, the "Security Agreement").

          WHEREAS, pursuant to (i) the Security Agreement and (ii) certain other collateral documents (including this Copyright Security Agreement), the Debtor has granted and/or is granting to the Secured Party a continuing security interest in personal property of the Debtor, including all right, title and interest of the Debtor in, to and under the Copyright Collateral (as defined below), to secure the Debtor's Obligations (as defined in the Security Agreement);

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor grants to the Secured Party, to secure the Debtor's Obligations (as defined in the Indenture), a continuing security interest in all of the Debtor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), whether now owned or existing or hereafter acquired or arising:

          each Copyright (as defined in the Security Agreement) owned by the Debtor, including, without limitation, each Copyright referred to in
     Schedule 1 hereto;

          each Copyright License (as defined in the Security Agreement) to which the Debtor is a party, including, without limitation, each Copyright License identified in Schedule 1 hereto; and

          all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Debtor against third parties for past, present or future infringement of any Copyright owned by the Debtor (including, without limitation, any Copyright License identified in Schedule 1 hereto).

          The Debtor irrevocably constitutes and appoints the Secured Party and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Debtor or in the Secured Party's name, from time to time, in the

Secured Party's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Copyright Collateral any and all appropriate action which the Debtor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

          Except to the extent expressly permitted in the Security Agreement or the Security Documents, the Debtor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Copyright Collateral.

          The foregoing security interest is granted in conjunction with the security interests granted by the Debtor to the Secured Party pursuant to the Security Agreement. The Debtor acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

          IN WITNESS WHEREOF, the Debtor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of date first above written.

                                   BLUESTREAK DIGITAL, INC.


                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:


Acknowledged:


By:
   -----------------------------
   Name:
   Title:

STATE OF                           )
         -------------------------
                                   ) ss:
COUNTY OF                          )
          ------------------------

          I,            , a Notary Public in and for said County, in the State
             -----------
aforesaid, DO HEREBY CERTIFY, that                         , [TITLE] of
                                   ------------------------
[COMPANY] (the "Company"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such [TITLE], appeared before me this day in person and acknowledged that he signed, executed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

          GIVEN under my hand and Notarial Seal this      day of       , 2002.
                                                     ----        ------

[Seal]


-----------------------------

Signature of notary public

                                                  MY COMMISSION EXPIRES
                                                                        --------

                                                                      Schedule 1
                                                                    To Copyright
                                                              Security Agreement

                            BLUESTREAK DIGITAL, INC.
                                   COPYRIGHTS

                                    EXHIBIT E

                            PATENT SECURITY AGREEMENT
                            BLUESTREAK DIGITAL, INC.

None.

                                 EXHIBIT E-FORM

                            PATENT SECURITY AGREEMENT
                            BLUESTREAK DIGITAL, INC.

          PATENT SECURITY AGREEMENT (this "Agreement") dated as of April 19, 2002, from Bluestreak Digital, Inc. (the "Debtor") to HSBC Bank USA, as collateral agent (the "Secured Party").

          WHEREAS, Debtor owns, or in the case of licenses is a party to, the Patent Collateral (as defined below);

          WHEREAS, Debtor, the Secured Party and certain Globix Corporation subsidiaries have entered into that certain Indenture (the "Indenture"), dated as of the date hereof and the Debtor and the Secured Party have entered into a Pledge and General Security Agreement dated as of April 19, 2002 (as amended, modified or supplemented from time to time, the "Security Agreement").

          WHEREAS, pursuant to (i) the Security Agreement and (ii) certain other collateral documents (including this Patent Security Agreement), the Debtor has granted and/or is granting to the Secured Party for the benefit of the Secured Party a continuing security interest in personal property of the Debtor, including all right, title and interest of the Debtor in, to and under the Patent Collateral (as defined below), to secure the Obligations (as defined in the Indenture);

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor grants to the Secured Party, to secure the Obligations, a continuing security interest in all of the Debtor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether now owned or existing or hereafter acquired or arising:

          each Patent (as defined in the Security Agreement) owned by the Debtor, including, without limitation, each Patent referred to in Schedule 1 hereto;

          each Patent License (as defined in the Security Agreement) to which the Debtor is a party, including, without limitation, each Patent License identified in Schedule 1 hereto; and

          all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Debtor against third parties for past, present or future infringement of any Patent owned by the Debtor (including, without limitation, any Patent License identified in Schedule 1 hereto).

          The Debtor irrevocably constitutes and appoints the Secured Party and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Debtor or in the Secured Party's name, from time to time, in the Secured Party's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Patent Collateral any and all appropriate action which the Debtor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

          Except to the extent expressly permitted in the Security Agreement or the Security Documents, the Debtor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Patent Collateral.

          The foregoing security interest is granted in conjunction with the security interests granted by the Debtor to the Secured Party pursuant to the Security Agreement. The Debtor acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

          IN WITNESS WHEREOF, the Debtor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of date first above written.

                                   BLUESTREAK DIGITAL, INC.


                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:


Acknowledged:


By:
   -----------------------------
   Name:
   Title:

STATE OF                           )
         -------------------------
                                   ) ss:
COUNTY OF                          )
          ------------------------

          I,            , a Notary Public in and for said County, in the State
             -----------
aforesaid, DO HEREBY CERTIFY, that                         , [TITLE] of [NAME OF
                                   ------------------------
DEBTOR] (the "Company"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such [TITLE], appeared before me this day in person and acknowledged that he signed, executed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

          GIVEN under my hand and Notarial Seal this      day of       , 2002.
                                                     ----        ------

[Seal]


-----------------------------

Signature of notary public

                                                  MY COMMISSION EXPIRES
                                                                        --------

                                                                      Schedule 1
                                                                       To Patent
                                                              Security Agreement

                            BLUESTREAK DIGITAL, INC.
                                     PATENTS

                           PATENTS AND DESIGN PATENTS

--------------------------------------------------------------------------------
Patent No.     Issued         Expiration       Country         Title
----------     ------         ----------       -------         -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              PATENTS Applications

--------------------------------------------------------------------------------
Case No.       Serial No.     Country          Date             Filing Title
--------       ----------     -------          ----             ------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 PATENT LICENSES

--------------------------------------------------------------------------------
Name of           Parties              Date of      Subject
Agreement         Licensor/Licensee    Agreement    Matter
---------         -----------------    ---------    ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT F

                          TRADEMARK SECURITY AGREEMENT
                            BLUESTREAK DIGITAL, INC.

None.

                                 EXHIBIT F-FORM

                          TRADEMARK SECURITY AGREEMENT
                            BLUESTREAK DIGITAL, INC.

          TRADEMARK SECURITY AGREEMENT (this "Agreement") dated as of April 19, 2002, from Bluestreak Digital, Inc. (the "Debtor") to HSBC Bank USA, as collateral agent (the "Secured Party").

          WHEREAS, Debtor owns, or in the case of licenses is a party to, the Trademark Collateral (as defined below);

          WHEREAS, Debtor, the Secured Party and certain Globix Corporation subsidiaries have entered into that certain Indenture (the "Indenture"), dated as of the date hereof and the Debtor and the Secured Party have entered into a Pledge and General Security Agreement dated as of April 19, 2002 (as amended, modified or supplemented from time to time, the "Security Agreement").

          WHEREAS, pursuant to (i) the Security Agreement and (ii) certain other collateral documents (including this Trademark Security Agreement), the Debtor has granted and/or is granting to the Secured Party for the benefit of such Secured Party a continuing security interest in personal property of the Debtor, including all right, title and interest of the Debtor in, to and under the Trademark Collateral (as defined below), to secure the Obligations (as defined in the Indenture);

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor grants to the Secured Party, to secure the Obligations, a continuing security interest in all of the Debtor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether now owned or existing or hereafter acquired or arising:

          (i) each registered Trademark (as defined in the Security Agreement) owned by the Debtor, including, without limitation, each Trademark registration and application referred to in Schedule I hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark;

          (ii) each Trademark License (as defined in the Security Agreement), except for intercompany Trademark Licenses, to which the Debtor is a party, including, without limitation, each Trademark License identified in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and

          (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Debtor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by the Debtor (including, without limitation, any Trademark identified in Schedule 1 hereto), and all rights and benefits of the Debtor under any Trademark License (including, without limitation, any Trademark License identified in Schedule 1 hereto), or for injury to the goodwill associated with any of the foregoing.

          The Debtor irrevocably constitutes and appoints the Secured Party and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Debtor or in the Secured Party's name, from time to time, in the Secured Party's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Trademark Collateral any and all appropriate action which the Debtor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

          Except tot the extent expressly permitted in the Security Agreement or the Security Documents, the Debtor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of or grant any rights with respect to, or mortgage or otherwise encumber, any of the Trademark Collateral.

          The foregoing security interest is granted in conjunction with the security interest granted by the Debtor to the Secured Party pursuant to the Security Agreement. The Debtor acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

          IN WITNESS WHEREOF, the Debtor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the date first above written.

                                   BLUESTREAK DIGITAL, INC.


                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:


Acknowledged:


By:
   -----------------------------
   Name:
   Title:

STATE OF                           )
         -------------------------
                                   ) ss:
COUNTY OF                          )
          ------------------------

          I,            , a Notary Public in and for said County, in the State
             -----------
aforesaid, DO HEREBY CERTIFY, that                         , [TITLE] of [NAME OF
                                   ------------------------
DEBTOR] (the "Company"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such [TITLE], appeared before me this day in person and acknowledged that he signed, executed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

          GIVEN under my hand and Notarial Seal this      day of       , 2002.
                                                     ----        ------

[Seal]


-----------------------------
Signature of notary public

                                                  My Commission expires
                                                                        --------

                                                                      Schedule 1
                                                                    To Trademark
                                                              Security Agreement

                            BLUESTREAK DIGITAL, INC.
                                   TRADEMARKS

                                   TRADEMARKS

--------------------------------------------------------------------------------
Trademark No.   Issued          Expiration       Country         Title
-------------   ------          ----------       -------         -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             TRADEMARKS Applications

--------------------------------------------------------------------------------
Case No.        Serial No.      Country          Date            Filing Title
--------        ----------      -------          ----            ------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               TRADEMARK LICENSES

--------------------------------------------------------------------------------
Name of         Parties               Date of         Subject
Agreement       Licensor/Licensee     Agreement       Matter
---------       -----------------     ---------       ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          List of Subsidiary Guarantors

1.   BLUESTREAK DIGITAL, INC.
2.   GAMENET CORPORATION
3.   NAFT COMPUTER SERVICE CORPORATION
4.   NAFT INTERNATIONAL LTD.
5.   PFM COMMUNICATIONS, INC.
6.   GRE CONSULTING, INC.
7.   415 GREENWICH GC, LLC
8.   415 GREENWICH GC TENANT, LLC
9.   415 GREENWICH GC MM, LLC
10.  COMSTAR.NET, INC.
11.  COMSTAR TELECOM & WIRELESS, INC.